SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 5, 1999


                         HEALTHPLAN SERVICES CORPORATION
                         -------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


            DELAWARE                      1-13772                13-3787901
 ------------------------------   ------------------------  --------------------
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)     (IRS EMPLOYER
       INCORPORATION)                                        IDENTIFICATION NO.)


  3501 FRONTAGE ROAD, TAMPA, FLORIDA                              33607
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (813) 289-1000


                                 NOT APPLICABLE
           -----------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS

         On October 5, 1999, HealthPlan Services Corporation, a Delaware corporation ("HPS"), and UICI, a Delaware corporation ("UICI"), issued a joint press release announcing that HPS and UICI have entered into an Agreement and Plan of Merger, dated October 5, 1999 (the "Merger Agreement"). A copy of this press release and the Merger Agreement are filed as exhibits to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         The following exhibits are included with this Report:

         Exhibit 99.1 Joint press release dated October 5, 1999, issued by HealthPlan Services Corporation and UICI.

         Exhibit 99.2 Agreement and Plan of Merger, dated October 5, 1999, by and between UICI, a Delaware corporation, and HealthPlan Services Corporation, a Delaware corporation.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HEALTHPLAN SERVICES CORPORATION

Date:  October 7, 1999                   By:    JAMES K. MURRAY, JR.
                                            ---------------------------------
                                         James K. Murray, Jr.,
                                         Chief Executive Officer and
                                         Chairman of the Board

                                  EXHIBIT INDEX

EXHIBIT
  NO.             DESCRIPTION
-------           -----------

Exhibit 99.1 Joint Press release dated October 5, 1999, issued by HealthPlan Services Corporation and UICI.

Exhibit 99.2 Agreement and Plan of Merger, dated October 5, 1999, by and between UICI, a Delaware corporation, and HealthPlan Services Corporation, a Delaware corporation.